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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 OCTOBER 4, 1999
                Date of Report (Date of earliest event reported)

                           SABRE HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-12175                75-2662240
      (State or other             (Commission File No.)       (IRS Employer
jurisdiction of incorporation)                              Identification No.)



                             4255 AMON CARTER BLVD.
                             FORT WORTH, TEXAS 76155
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (817) 963-6400


                         THE SABRE GROUP HOLDINGS, INC.
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On October 3, 1999, Sabre Inc., the operating subsidiary of Sabre Holdings Corporation (the "Registrant"), together with other wholly-owned subsidiaries, entered into an an Agreement and Plan of Merger (the "Merger Agreement") with Preview Travel, Inc. ("Preview"). The Merger Agreement provides, among other things, that (a) Sabre Inc. will contribute all of the assets relating to its Travelocity.com business to a limited partnership, Travelocity.com LP; (b) Preview will merge with and into a Sabre Inc. merger subsidiary, Travelocity.com Inc.; (c) Preview public shareholders will exchange their shares for shares of Travelocity.com Inc.; (d) following the merger, Travelocity.com Inc. will contribute all of its assets to Travelocity.com LP; and (e) Travelocity.com LP will operate the combined business of Preview and Travelocity. The Merger Agreement is described further in the Exhibit.

         On October 3, 1999, Travelocity Holdings, Inc., a wholly-owned subsidiary of Sabre Inc., entered into an Interactive Services and Exclusive Channel Agreement (the "AOL Agreement") with America Online, Inc. ("AOL"). The AOL Agreement provides, among other things, that (a) Travelocity Holdings, Inc. will be the exclusive reservations engine for AOL's internet properties; (b) required payments will be made to AOL and advertising revenue and commissions will be shared; and (c) the term of the agreement is five years and may be extended under certain conditions. The Merger Agreement is described further in the Exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  The following exhibit are filed herewith:

         Exhibit No.       Description of Exhibit
         -----------       ----------------------
           99.1            Press release dated October 4, 1999 "Sabre's
                           Travelocity to Merge with Preview Travel,
                           Establishing Clear Leader in Online Travel".


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SABRE HOLDINGS CORPORATION


                                      By: /s/ Andrew B. Steinberg
                                      Name:   Andrew B. Steinberg
                                      Title:  Executive Vice President, General
                                              Counsel and Corporate Secretary

Date: October 4, 1999

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                                  EXHIBIT INDEX

       Exhibit No.         Description of Exhibit
       -----------         ----------------------
         99.1              Press Release dated October 4, 1999 entitled "Sabre's
                           Travelocity to Merge with Preview Travel,
                           Establishing Clear Leader in Online Travel"
